UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 2, 2018
PITNEY BOWES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-3579	06-0495050
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Summer Street Stamford, Connecticut	06926
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 356-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.
On July 2, 2018, Pitney Bowes Inc. (the Company) completed the previously announced sale of its Document Messaging Technologies production mail business and supporting software (DMT), other than in certain non-U.S. jurisdictions, to an affiliate of Platinum Equity, LLC, a leading global private equity firm. The sales of DMT businesses in non-U.S. jurisdictions are expected to close in the third and early fourth quarters, subject to local regulatory requirements.
Cash proceeds, net of working capital and certain other adjustments, received at the closing were $316 million. The Company will also receive an additional $23 million upon the sale of the DMT business in certain other non-U.S. jurisdictions. The Company further expects to pay closing costs, transaction fees and taxes related to the sale of DMT. Net proceeds from the sale are estimated to be approximately $270 million, the majority of which will be used to pay down debt.

Item 7.01     Regulation FD Disclosure
The operations of DMT will be classified as discontinued operations and prior period amounts will be reclassified to conform to this presentation. Certain reclassified historical financial information reflecting the operations of DMT as discontinued operations can be found at the Company's web site at www.pb.com/investorrelations under Financial Reporting.

Item 8.01     Other Events
On July 2, 2018, the Company issued a press release announcing the sale of DMT. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(b) Pro forma financial information.
The Company's unaudited pro forma consolidated financial information giving effect to the sale of the DMT business is attached hereto as Exhibit 99.1 and incorporated herein by reference.
(d) Exhibits
EXHIBIT INDEX
Exhibit No.    Exhibit Description

99.1	Unaudited pro forma consolidated financial information of Pitney Bowes Inc.

99.2	Pitney Bowes Inc. press release dated July 2, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

By:	/s/ Joseph R. Catapano
Name:	Joseph R. Catapano
Title:	Vice President, Chief Accounting Officer (Principal Accounting Officer)
Dated: July 9, 2018